CONSOLIDATED UNAUDITED BALANCE SHEETS - USD ($) $ in Thousands	Jun. 30, 2017	Dec. 31, 2016
Current assets
Cash and cash equivalents	$ 9,152	$ 11,639
Prepaid expenses and other current assets	424	242
Total current assets	9,576	11,881
Non-current assets
Property and equipment, net	526	414
Total non-current assets	526	414
Total assets	10,102	12,295
Accounts payable and accruals
Trade	549	393
Other	389	235
Other current liabilities	11	11
Employees and payroll accruals	951	728
Total current liabilities	1,900	1,367
Non-current liabilities
Royalties provision	570	521
Total non-current liabilities	570	521
Shareholders' equity
Share capital	861	771
Additional paid-in capital	55,198	52,577
Accumulated deficit	(48,427)	(42,941)
Total shareholders' equity	7,632	10,407
Total liabilities and shareholders' equity	$ 10,102	$ 12,295